EXHIBIT 10.64

                             FOURTH AMENDMENT TO THE
                   PREMIERE GLOBAL SERVICES, INC. 401(K) PLAN
              (AS AMENDED AND RESTATED EFFECTIVE DECEMBER 31, 2001)

      THIS AMENDMENT to the Premiere Global Services, Inc. 401(k) Plan (the "Plan") is made on this 5th day of July 2005, by the Administrative Committee.

                              W I T N E S S E T H :

      WHEREAS, Premiere Global Services, Inc. maintains the Plan for the benefit of its employees; and

      WHEREAS, Section 13.1 of the Plan provides that the Administrative Committee has the authority to amend the Plan at any time; and

      WHEREAS, the Administrative Committee desires to amend the Plan to provide that no mandatory distributions in excess of $1,000 will be made from the Plan; and

      WHEREAS, this Amendment is intended as good faith compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and is to be construed in accordance with the terms of EGTRRA and the guidance issued thereunder;

      NOW,  THEREFORE,   BE  IT  RESOLVED,  that  effective  for  all  mandatory
distributions made on or after March 28, 2005, the Plan is hereby amended as follows:

      1.    Section 9.1(b)(2) of the Plan is amended to read as follows:

                  (2) Notwithstanding the foregoing provisions of this subsection (b), in the event that the vested portion of the Account of any Participant who severs from the employment of all Affiliates is less than or equal to $1,000, the full vested amount of such benefit automatically shall be paid to such Participant in one single-sum, cash-out distribution as soon as practicable after the date the Participant severs from employment. In the event a Participant has no vested interest in his Matching and/or Transfer Account from company contributions at the time of his severance from employment, he shall be deemed to have received a cash-out distribution of such Accounts at the time of his severance from employment, and the forfeiture provisions of Section 8.3 shall apply.

      2. Except as specified herein, the Plan shall remain in full force and effect.
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      IN  WITNESS  WHEREOF,  the  Administrative  Committee  has caused its duly authorized member to execute this Amendment on the date first written above.


                                        ADMINISTRATIVE COMMITTEE


                                        By: /s/ Lois Swartwood
                                            ---------------------------



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